Exhibit 99.49

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-H

KEY PERFORMANCE FACTORS
January 31, 2001



Expected B Maturity 8/16/10


Blended Coupon 6.2300%


Excess Protection Level
3 Month Average   4.41%
January, 2001   6.79%
December, 2000   0.12%
November, 2000   6.31%


Cash Yield19.75%


Investor Charge Offs 4.73%


Base Rate 8.23%


Over 30 Day Delinquency 4.88%


Seller's Interest11.58%


Total Payment Rate14.47%


Total Principal Balance$57,905,967,832.59


 Investor Participation Amount$700,000,000.00


Seller Participation Amount$6,705,277,271.10